TigerShares Trust Summary Prospectus October 24, 2018, as supplemented
TigerShares China-U.S. Internet Titans ETF (TTTN)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, when available, and other information about the Fund online at www.tigershares.com/documents. You can also get this information at no cost by calling 800-614-0004, by sending an e-mail request to ETF@usbank.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated October 24, 2018, as supplemented, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your Shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your Shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 800-614-0004 or, if you hold your Shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 800-614-0004 or, if you hold your Shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the TIGERSHARES Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

Investment Objective

The TIGERSHARES China-U.S. Internet Titans ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of a specific equity securities index. The Fund’s current index is the Nasdaq China US Internet Tiger Index (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares. You may also pay brokerage commissions on the purchase and sale of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.59%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Other Expenses (2)	0.00%
Total Annual Fund Operating Expenses	0.59%

(1)

Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(2)	Based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:

One Year	Three Years
$60	$189

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets, exclusive of any collateral held from securities lending, in the components of the Underlying Index, depositary receipts representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is designed to track the performance of the 10 largest publicly-traded Chinese Internet companies and the 10 largest publicly-traded U.S. Internet companies. The constituents of the Underlying Index are weighted according to their market capitalization, but their weights are modified so that, as of each rebalance: (1) the maximum weight of any constituent does not exceed 8% of the Underlying Index and no more than five constituents are 8% of the Underlying Index; (2) any remaining constituents whose weight exceeds 4% are capped at 4% of the Underlying Index; and (3) any excess weight is redistributed proportionally across the remainder of the Underlying Index constituents. As of the inception date of the Underlying Index, this resulted in the largest five constituents each constituting 8% of the Underlying Index and 15 constituents each constituting 4% of the Underlying Index.

The U.S. components of the Underlying Index are the 10 largest companies by market capitalization included in the NASDAQ Internet Index that are incorporated in the U.S. The Chinese components of the Underlying Index are the 10 largest companies by market capitalization whose primary business includes the provision of internet-related services, as determined by Nasdaq, Inc., the provider of the Underlying Index and that are: (1) incorporated or domiciled in China; and (2) either members of the NASDAQ Global Index or listed in the U.S.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Wealthn LLC, the Fund’s investment adviser (‘‘Wealthn’’), or the Fund’s subadviser, Vident Investment Advisory, LLC (“VIA”), believe will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, other investment companies (including ETFs) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Wealthn, VIA and/or their affiliates.

Although the Fund reserves the right to “representative sample” the Underlying Index, the Fund expects to use a replication methodology to seek to track the Underlying Index.

As of September 28, 2018, the Underlying Index was comprised of 20 securities of companies with a market capitalization range of $4.8 billion to $981.7 billion and an average market capitalization of $181.7 billion. The Underlying Indexed is rebalanced and reconstituted quarterly.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of September 28, 2018, issuers in the technology sector represented a significant portion (59.5%) of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

China Risk. The value of the Fund’s investments in Chinese securities will be impacted by the economic, political, diplomatic, and social conditions within China and to be more volatile than the performance of more geographically diversified funds. China is generally considered an emerging market country and investments in Chinese securities carry the risks associated with emerging markets, as well as risks particular to the region. The economies, industries, and securities and currency markets of China may be adversely affected by slow economic activity worldwide, protectionist trade policies, dependence on exports and international trade, currency devaluations and other currency exchange rate fluctuations, restrictions on monetary repatriation, increasing competition from Asia’s low-cost emerging economies, environmental events and natural disasters that may occur in China, and military conflicts either in response to social unrest or with other countries. In addition, the tax laws and regulations in mainland China are subject to change, possibly with retroactive effect.

Investments in Chinese issuers may be subject to legal and political developments in China, including the risk of expropriation and nationalization. The Chinese government may also impose capital controls, which could adversely affect the Fund, its ability to repatriate its investments and the value of the Fund’s investments. In addition, the Chinese government may intervene in currency markets, which could cause its currency, and therefore the value of the Fund’s investments in China, to depreciate. The Chinese economy is heavily reliant upon trade and an increase in trade restrictions, such as in the event of a US-China trade war, or even the threat thereof, may negatively affect the Chinese economy and its issuers.

Concentration Risk. To the extent that the Fund’s investments are concentrated on a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry, group of industries or sector. Focusing on a particular industry or group of industries could increase the Fund’s volatility over the short term.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Currency Risk and Exchange Risk. Securities in which the Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the value of the Fund’s investments. Changes in currency exchange rates may also affect the profitability of issuers included in the Underlying Index.

Depositary Receipts Risk. The risks of investments in depositary receipts include those described in Foreign Investment Risk and Currency Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Emerging Markets Risk. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.

Equity Investing Risk. An investment in the Fund involves the risks involved with investing in equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value (or “NAV”) like closed-end fund shares and may face delisting from the Exchange.

Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s Intraday Indicative Value (“IIV”). As a result, Shares may appear to trade at a significant discount or premium to NAV.

Large Shareholder Risk. Certain shareholders may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Risk. The Fund expects to invest a significant portion of its assets in a few countries or geographic regions. Thus, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to adequately capture what qualifies as an Internet company.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Liquidity Risk. Certain securities held by the Fund may be or become more difficult (or impossible) to buy or sell at the time and at the price the Fund would like due to a variety of factors. Liquidity events could potentially impact any security, but funds that invest in foreign or emerging market securities generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

New Fund Risk. The Fund is new and does not have shares outstanding as of the date of this Prospectus. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Other Investment Company Risks. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. As a result, an investment by the Fund in an ETF or investment company could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF or investment company.

Passive Investment Risk. The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

Securities Lending Risk. The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in a money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. The performance of the Fund may diverge from that of its Underlying Index because of a number of reasons, such as the use of representative sampling, transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Underlying Index, tax considerations, rebalancing, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Performance

The Fund had not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.tigershares.com.

Investment Adviser

Wealthn LLC serves as the investment adviser of the Fund (“Adviser”).

Investment Subadviser

Vident Investment Advisory, LLC (“subadviser”) serves as the investment subadviser of the Fund.

Portfolio Managers

Denise Krisko, CFA, President of the subadviser, has served as the lead portfolio manager of the Fund since inception in October 2018. Habib Moudachirou and Rafael Zayas, CFA, Senior Portfolio Managers at the subadviser, have also served as portfolio managers of the Fund since inception in October 2018.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares each, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TS-SUM-2018